UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2025 (May 15, 2025)

ATI Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12001	25-1792394
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 McKinney Avenue, Dallas, Texas	75201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 289-7545

N/A

(Former name or former address, if changed since last report).

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.10 per share	ATI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On May 15, 2025, the Board of Directors of ATI Inc. (the “Company”) adopted an amendment and restatement of the Company’s bylaws, in order to, among other things, update the Company’s existing advance notice requirements to reflect the U.S. Securities and Exchange Commission’s adoption of Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and to include related technical and conforming changes. The foregoing does not purport to be a complete summary and is qualified in its entirety by reference to the Company’s Fifth Amended and Restated Bylaws, as adopted on May 15, 2025, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”) on May 16, 2025. As disclosed in the Company’s proxy materials for the Annual Meeting, the following proposals were considered and voted upon at the Annual Meeting: (1) the election of three directors for three-year terms expiring in 2028; (2) an advisory vote regarding the compensation paid to the Company’s named executive officers in 2024; and (3) ratification of the appointment of Ernst & Young LLP as independent auditors for the Company’s 2025 fiscal year. Voting results for each such matter are provided below.

1.	Election of three Directors:

NAME	FOR	WITHHELD	BROKER NON-VOTES
Leroy M. Ball	122,416,646	3,205,107	6,614,216
Carolyn Corvi	108,863,852	16,757,901	6,614,216
Robert S. Wetherbee	122,020,715	3,601,038	6,614,216

2.	Advisory vote regarding the 2024 compensation of the Company’s named executive officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
124,121,937	1,386,178	113,637	6,614,216

3.	Ratification of the selection of Ernst & Young LLP as the Company’s independent auditors for 2025:

FOR	AGAINST	ABSTAIN
129,495,559	2,670,442	69,967

Item 9.01	Exhibits.

(d)	Exhibit 3.1	Fifth Amended and Restated Bylaws

	Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATI Inc.

By:	/s/ Vaishali S. Bhatia
Vaishali S. Bhatia
Senior Vice President, General Counsel and Chief Compliance Officer

Dated: May 21, 2025